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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 11, 2002



                                REHABILICARE INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Minnesota                    (No. 0-9407)             41-0985318
-------------------------------      -------------------     -------------------
(State or other jurisdiction of      Commission File No.      (I.R.S. Employer
 incorporation or organization)                              Identification No.)


         1811 Old Highway 8
          New Brighton, MN                                         55112
--------------------------------------                           ----------
(Address of principal executive offices)                         (Zip Code)


                                 (651) 638-0590
               ---------------------------------------------------
               (Registrants telephone number, including area code)


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ITEM 5. OTHER EVENTS

         (a) Effective March 31, 2002, David B. Kaysen resigned as Chief Executive Officer of the registrant. The information contained in the press release attached hereto as Exhibit 99.1 is hereby incorporated by reference.


ITEM 7.  EXHIBITS

Exhibit Number
--------------
    99.1           Press Release






                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         REHABILICARE INC.


                                         By  /s/ W. Glen Winchell
                                             -----------------------------------
                                             W. Glen Winchell, Vice President of
                                             Finance and Chief Financial Officer

Dated: April 11, 2002